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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported) MARCH 31, 2003 (MARCH 28,
                                     2003)

                         D & K HEALTHCARE RESOURCES, INC
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

000-20348                                               43-1465483
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(Commission File Number)                    (IRS Employer Identification No.)

       8235 FORSYTH BLVD, ST. LOUIS, MO                                    63105
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       (Address of Principal Executive Offices)                       (Zip Code)

                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K

ITEM 5. OTHER EVENTS

On March 31, 2003, D&K Healthcare Resources, Inc. issued a press release announcing that it entered into a new credit facility of $600 million. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

         See the Exhibit Index attached to this report and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2003

                                   D & K HEALTHCARE RESOURCES, INC.

                              By: /s/ Thomas S. Hilton
                                  ---------------------------------------
                                             Thomas S. Hilton
                               Senior Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit
Number   Description
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
10.1     Sixth Amended and Restated Loan and Security Agreement, dated March 28,
         2003, by and among Fleet Capital Corporation (individually and as Agent for Lenders), registrant, Jewett Drug Co., Diversified Healthcare,
         LLC., and Medical & Vaccine Products, Inc.

99.1     Press release of D&K Healthcare Resources, Inc. dated March 31, 2003.

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